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                                                                   Exhibit 10.27



                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT ("Amendment") to the employment agreement is made and entered into as of the 18th day of May, 1999 between Multi-Color Corporation, an Ohio corporation ("Multi-Color"), and Frank Gerace ("Employee").

                                R E C I T A L S:

         A. Multi-Color and Employee entered into an employment agreement (the "Employment Agreement") as of the 16th day of March, 1998.

         B. Multi-Color has determined that it is in the best interests of Multi-Color and its shareholders to amend the Employment Agreement.

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Amendment and the Employment Agreement and for good and valuable consideration, the receipt of which is mutually acknowledged, Multi-Color and the Employee agree to modify and amend the Employment Agreement as follows:

         1. Section 1 of the Employment Agreement entitled "Positions and Duties" shall be amended by deleting Vice President of Operations and inserting in lieu thereof, President.

         2. Section 2, "Compensation", shall be amended by deleting $140,000 and inserting in lieu thereof $175,000.

         3. The terms of the Employment Agreement amended hereto shall be effective May 18, 1999. All terms of the Employment Agreement not specifically amended herein shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                             MULTI-COLOR CORPORATION


                             By: /s/ William R. Cahrew, VP/CFO
                                 ------------------------------------
                                                        Secretary

                             /s/ Frank Gerace
                             ----------------------------------------
                             FRANK GERACE